Exhibit 10.1

NOTE SUBSCRIPTION AGREEMENT

by and among

Customers Bancorp, Inc.

and Customers Bank,

as issuers,

and

the several purchasers party hereto,

as purchasers

Dated as of June 24, 2014

- i -

- ii -

NOTE SUBSCRIPTION AGREEMENT dated as of June 24, 2014 (this “Agreement”) by and among Customers Bancorp, Inc. (the “Company”), a Pennsylvania corporation, and Customers Bank (the “Bank”), a subsidiary of the Company, as issuers (each, an “Issuer” and collectively, the “Issuers”), and the several purchasers party hereto (each, a “Purchaser” and collectively, the “Purchasers”).

BACKGROUND

A. The Purchasers wish to subscribe for and purchase (i) from the Company the Company Notes and (ii) from the Bank the Bank Notes (each as defined below), in each case in the amount set forth next to each Purchaser’s name in the several annexes hereto.

B. The Company desires to issue and sell to the Purchasers $25,000,000 aggregate principal amount of its 4.625% Senior Notes Due 2019 (the “Company Notes”).

C. The Bank desires to issue and sell to the Purchasers $110,000,000 aggregate principal amount of its Fixed-to-Floating Rate Subordinated Notes Due 2029 (the “Bank Notes,” and together with the Company Notes, the “Notes”).

In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

THE NOTES

The Company Notes shall be issued by the Company and the Bank Notes shall be issued by the Bank, in each case, to the Purchasers pursuant to Article II hereof and shall be subject to the terms and provisions of the Issuing and Paying Agency Agreement to be dated on or about June 26, 2014, by and among the Issuers and U.S. Bank National Association, as issuing and paying agent (the “IPAA”). The Notes shall be in the forms attached as Annex B-1 and Annex B-2 hereto.

ARTICLE II

PURCHASE AND SALE

Section 2.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, (a) the Company agrees to issue and sell to the Purchasers, and each Purchaser agrees to purchase from the Company, an aggregate principal amount of Company Notes at a purchase price equal to 100% of such principal amount of such Company Notes, in each case equal to the amount set forth next to such Purchaser’s name in the several annexes hereto, and (b) the Bank agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Bank, an aggregate principal amount of Bank Notes at a purchase price equal to 100% of such principal amount of such Bank Notes equal to the amount set forth next to such Purchaser’s name in the several annexes hereto. The applicable purchase price for each series of Notes is referred to herein as the “Purchase Price” with respect to such series.

Section 2.2 Payment of Purchase Price; Closing. Each Issuer will deliver the Notes to be issued by it to the Purchasers, against payment by or on behalf of the Purchasers of the applicable Purchase Price therefor (as set forth above in Section 2.1) to such Issuer by wire transfer in immediately available funds to the account designated in writing by such Issuer. Delivery of the Notes shall be through the facilities of The Depository Trust Company. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 26, 2014, unless otherwise extended by mutual agreement of the parties (such time being referred to herein as the “Closing”).

To the extent that any payment of the Purchase Price to the Issuer is initiated by any third party (including any placement agent in respect of the Notes) on behalf of one or more Purchasers, each Purchaser and the Issuer hereby acknowledge that such third party shall not be deemed a purchaser of the Notes for purposes of this Agreement or otherwise, and that any and all obligations of the Issuer and each Purchaser hereunder shall remain in full force and effect with respect to each other, and such third party shall not be deemed to have assumed any obligation or liability hereunder.

The documents to be delivered at the Closing by or on behalf of the parties hereto pursuant to this Article II, will be delivered at the Closing at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York (the “Closing Location”). Final drafts of the documents to be delivered pursuant to the preceding sentence will be provided to the parties hereto no later than noon, New York City time, on the day next preceding the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF ISSUERS

Each of the Issuers represents and warrants to the Purchasers as of the date hereof that:

Section 3.1 Existence and Power. The Company is duly organized and validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has all power and authority to enter into and perform its obligations under this Agreement. The Bank is duly organized and validly existing as a subsidiary of the Company in good standing under the laws of the Commonwealth of Pennsylvania and has all power and authority to enter into and perform its obligations under this Agreement.

Section 3.2 Capitalization. (a) As of the date hereof, the Company has (i) 100,000,000 authorized shares of voting common stock, par value $1.00 per share, of which 23,274,409 shares are outstanding, (ii) 100,000,000 authorized shares of Class B Non-Voting common stock, par value $1.00 per share, of which 1,019,755 shares are outstanding and (iii) 100,000,000 authorized shares of preferred stock, no par value per share or as determined by the board of directors of the Company, none of which shares are outstanding; provided that the number of shares of common stock outstanding does not account for the 10% stock dividend declared by the board of directors of the Company on May 15, 2014 to be paid to shareholders on June 30, 2014. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(b) As of the date hereof, the Bank has (i) 40,000,000 authorized shares of voting common stock, par value $1.00 per share, of which 29,360,720 shares are outstanding, (ii) 500,000 authorized shares of nonvoting common stock, par value $1.00 per share, none of which shares are outstanding and (iii) 1,000,000 authorized shares of preferred stock, par value as determined by the board of directors of the Bank, none of which shares are outstanding. All of the outstanding shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

Section 3.3 Financial Statements. The Company has previously made available to the Purchasers (i) the audited consolidated balance sheets (including related notes and schedules) of the Company as of December 31, 2013 and 2012 and the consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows (including related notes and schedules, if any) of the Company for each of the three (3) years ended December 31, 2013, as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (as filed with the United States Securities and Exchange Commission (the “SEC”) on March 12, 2014) and (ii) the unaudited interim consolidated financial statements of the Company as of and for the period ended March 31, 2014, as set forth in the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) (as filed by the Company with the SEC on May 8, 2014) (collectively, the “Company Financial Statements”). The Company Financial Statements fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal adjustments) the consolidated financial position, results of operations and cash flows of the Company as of and for the respective periods ending on the dates thereof, in accordance with GAAP during the periods involved.

Section 3.4 Tax Matters. The Issuers are members of the same affiliated group within the meaning of Internal Revenue Code Section 1504(a). The Company and the Bank have timely filed or caused to be filed all tax returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) required to have been filed by the Company and the Bank prior to the date hereof, or requests for extensions to file such returns and reports have been timely filed (“Tax Returns”). All such Tax Returns are true, correct, and complete in all material respects.

Section 3.5 Ownership of Property.

Except as set forth in Annex C, such Issuer has good and, as to real property, marketable title to all assets and properties owned by it in the conduct of its business, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the most recent consolidated balance sheet contained in the Company Financial Statements or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such consolidated balance sheet), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the Federal Home Loan Bank of

Pittsburgh, inter-bank credit facilities, reverse repurchase agreements or any transaction by the Bank acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) such as do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such Issuer or its subsidiaries. Each Issuer, as lessee, has the right under valid and existing leases of real and personal properties that are material to it in the conduct of its business to occupy or use all such properties as presently occupied and used by it. Such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in all material respects in the notes to the Company Financial Statements.

Section 3.6 Authorization. The execution, delivery and performance of this Agreement has been authorized by all necessary action on the part of each Issuer and its Affiliates (as defined below), and this Agreement is a valid and binding obligation of such Issuer, enforceable against it in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and subject to general principles of equity subject to 12 U.S.C. §1818(b)(6)(D) or any successor statute and similar bank regulatory powers). For purposes of this Agreement, “Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls or is controlled by or is under common control with such person; “control” (including its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); and “person” shall mean an individual, corporation, association, partnership, trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

Section 3.7 Issuance of Notes. The Notes have been duly authorized and issued by the Issuer thereof and, upon execution, authentication, delivery and payment therefor as provided in this Agreement and the IPAA, will be validly issued and outstanding, will constitute valid and legally binding obligations of such Issuer enforceable against it in accordance with their terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and subject to general principles of equity and subject to 12 U.S.C. §1818(b)(6)(D) or any successor statute and similar bank regulatory powers) and will conform in all material respects to the description thereof set forth in the private placement memorandum, dated as of June 24, 2014, a copy of which is attached as Annex D hereto (the “Private Placement Memorandum”).

Section 3.8 Governmental Authorization. As of the date hereof, no permit, authorization, consent or approval of or by any governmental authority is required to be obtained or made by either Issuer in connection with the execution, delivery and performance by it of this Agreement, the consummation by it of the transactions contemplated hereby or thereby, or the issuance, sale or delivery to the Purchasers by it of the Notes issued by it, except such as have been already obtained or, solely with respect to its ability to redeem the Notes issued by it from time to time, as disclosed in the Private Placement Memorandum or other information conveyed or specifically made available by the Issuers to the Purchasers, as set forth in Annex E hereto (the “Disclosure Package”).

Section 3.9 Non-Contravention. The issuance and sale of the Notes and the compliance by such Issuer with the provisions of this Agreement and the IPAA and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under (A) any provision of the organizational or governing documents of such Issuer, (B) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Issuer is a party or by which such Issuer is bound or to which any of the property or assets of such Issuer is subject or (C) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Issuer or any of its properties; other than in the case of clauses (B) and (C), for conflicts, breaches, violations, defaults, terminations or accelerations that would not reasonably be expected to be material to such Issuer.

Section 3.10 No Brokers. Neither Issuer nor its Affiliates have employed any broker or finder in connection with the transactions contemplated by this Agreement other than those paid exclusively by such Issuer or its Affiliates.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each of the Purchasers represent and warrant to each of the Company and the Bank as of the date hereof that:

Section 4.1 Existence and Power. Such Purchaser is duly organized, validly existing and in good standing under the laws of the state of its organization and has all power and authority to enter into and perform its obligations under this Agreement.

Section 4.2 Authorization. The execution, delivery and performance of this Agreement has been authorized by all necessary action on the part of such Purchaser and its Affiliates, and this Agreement is a valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and subject to general principles of equity).

Section 4.3 Governmental Authorization. As of the date hereof, no permit, authorization, consent or approval of or by any governmental authority is required to be obtained or made by such Purchaser in connection with the execution, delivery and performance by it of this Agreement, the consummation by it of the transactions contemplated hereby or thereby, or the issuance, sale or delivery to such Purchaser by each Issuer of the Notes issued by it.

Section 4.4 Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (A) any provision of the organizational or governing documents of such Purchaser or (B) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, or (C) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or any of its respective properties; other than in the case of clauses (B) and (C), for conflicts, breaches, violations, defaults, terminations or accelerations that would not reasonably be expected to adversely impact or delay the ability of such Purchaser to consummate the transactions contemplated hereby.

Section 4.5 Purchaser Qualifications.

(a) Not Registered Under Securities Act. Each of the Purchasers understands that (i) the Notes have not been registered under the Securities Act of 1933, as amended (“Securities Act”) or any state securities laws by reason of their issuance in a transaction exempt from the registration requirements thereof, (ii) it may need to hold the Notes indefinitely and continue to bear the economic risk of its investment in the Notes unless the Notes are subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registrations are available, (iii) it is not anticipated that there will be any public market for the Notes, (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to sales of the Notes, (v) when and if the Notes may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of Rule 144 and the provisions of the IPAA and the Notes, (vi) if the exemption afforded by Rule 144 is not available, public sale of the Notes without registration will require the availability of an exemption under the Securities Act, (vii) neither Issuer is presently under any obligation to register Notes or to make publicly available the information specified in Rule 144 and neither Issuer may ever be required to do so; (viii) restrictive legends shall be placed on any certificate representing the Notes and (ix) a notation shall be made in the appropriate records of the Issuer thereof indicating that the Notes are subject to restrictions on transfer and, if such Issuer should in the future engage the services of a transfer agent for the Notes, appropriate stop-transfer instructions will be issued to such transfer agent with respect to such Notes.

(b) Accredited Investor. Each Purchaser is an institution that is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the investment in the Notes, and is acquiring the Notes for its own account for investment only and not with a view to a resale in connection with any distribution thereof (within the meaning of the Securities Act);

(c) Information and Risk.

(i) Each Purchaser is familiar with the business and operations of the Company and the Bank and has requested, received, reviewed and considered all information such Purchaser deems relevant in making an informed decision to invest in the Notes. Such Purchaser has had an opportunity to discuss the Company’s and the Bank’s business, management, prospects and financial affairs and also had an opportunity to ask questions that were answered to such Purchaser’s satisfaction;

(ii) Each Purchaser recognizes that an investment in the Notes involves a high degree of risk, including a risk of total loss of the Purchaser’s investment. Each Purchaser is able to bear the economic risk of holding the Notes for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Notes and understands such risks, including, but not limited to, those set forth and incorporated by reference under the caption “Risk Factors” in the Private Placement Memorandum and understands that there is no existing market for the Notes and there is no expectation that any such market will exist in the future;

(iii) Each Purchaser represents and warrants that it has been given access to information regarding the Company and the Bank and has utilized such access to its satisfaction for the purpose of obtaining such information concerning the Company, the Bank and the Notes as each Purchaser has deemed necessary to make an investment decision; and

(iv) Each Purchaser has, in connection with such Purchaser’s decision to acquire the Notes as set forth in the several annexes hereto, not relied upon any representations or other information (whether oral or written) with respect to the Company or the Bank or their respective Affiliates other than the information contained or incorporated by reference in the Disclosure Package and the representations and warranties contained in this Agreement, and such Purchaser has, with respect to all matters relating to the issuance of the Notes, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted counsel to the Company, the Bank or their respective Affiliates.

(d) Denominations. Each Purchaser understands that the Notes must be held in minimum denominations of $1,000 and cannot be exchanged for Notes in smaller denominations and that each certificate representing Notes will bear a legend to the foregoing effect.

(e) Financial Capacity. Such Purchaser has the funds on hand or available to it to pay the Purchase Price applicable to such Purchaser on the terms set forth herein.

Section 4.6 No Brokers. None of the Purchasers nor any of their respective Affiliates has employed any broker or finder in connection with the transactions contemplated by this Agreement other than those paid exclusively by such Purchaser or its Affiliates.

Section 4.7 Future or Contemporaneous Transactions Acknowledgement. Each Purchaser acknowledges that, from time to time, each Issuer may issue and sell its debt and that such debt securities may have different terms than the Notes or the transactions may be on different terms and conditions than those contemplated under this Agreement.

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1 Conditions to the Obligations of the Issuers. The obligations of each Issuer hereunder shall be subject to the following conditions:

(a) All representations and warranties and other statements of the Purchasers herein are, at and as of the Closing, shall be true and correct; and

(b) Each of the Purchasers shall have performed all of its obligations hereunder theretofore to be performed.

Section 5.2 Conditions to the Obligations of the Purchasers. The obligations of each Purchaser hereunder shall be subject to the following conditions:

(a) All representations and warranties and other statements of the Issuers herein are, at and as of the Closing, shall be true and correct; and

(b) Each Issuer shall have performed all of its obligations hereunder theretofore to be performed.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Transfer Restrictions. Each Purchaser, and any other holder of the Notes pursuant to a transfer permitted hereunder shall be permitted to transfer the Notes only in compliance with the transfer restrictions set forth in the Private Placement Memorandum, the IPAA and the Notes. Any such transfer must be made in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto, and unless the Notes are registered pursuant to the Securities Act, any such transfer shall be subject to the requirement that each Purchaser provide evidence to the reasonable satisfaction of the Issuer thereof that the proposed transferee satisfies the requirements and conditions for the relevant exemption under the Securities Act. Each Purchaser understands and agrees that legends to the following effect will be placed on any certificate evidencing Notes issued to such Purchaser (as may be modified by the Issuers and the Issuing and Paying Agent from time to time):

FOR COMPANY NOTES:

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS EFFECTIVELY SUBORDINATED TO SECURED INDEBTEDNESS OF CUSTOMERS BANCORP, INC. (THE “COMPANY”) (TO THE EXTENT OF SUCH SECURITY), IS STRUCTURALLY SUBORDINATED TO DEPOSITS AND LIABILITIES OF CUSTOMERS BANK (THE “BANK”) AND IS UNSECURED AND INELIGIBLE TO SERVE AS COLLATERAL TO SECURE A LOAN FROM THE BANK.

EACH NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF A NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER AND MAY BE DISREGARDED BY THE COMPANY OR ANY OF ITS AGENTS. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REQUIREMENTS OF THE SECURITIES ACT. THIS NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED JUNE 24, 2014, BY AND AMONG THE COMPANY AND THE BANK, AS ISSUERS, AND THE PURCHASERS REFERRED TO THEREIN AND AN ISSUING AND PAYING AGENCY AGREEMENT, DATED JUNE 26, 2014 (THE “ISSUING AND PAYING AGENCY AGREEMENT”), BY AND BETWEEN THE COMPANY AND U.S. BANK NATIONAL ASSOCIATION, AS ISSUING AND PAYING AGENT, COPIES OF WHICH, IN EACH CASE, ARE ON FILE WITH THE COMPANY. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF SECTION 2 OF THE ISSUING AND PAYING AGENCY AGREEMENT.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATED NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) PURSUANT TO AND IN ACCORDANCE WITH THE ISSUING AND PAYING AGENCY AGREEMENT, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR BANK NOTES:

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF CUSTOMERS BANK (THE “BANK”) TO ITS GENERAL AND SECURED CREDITORS (TO THE EXTENT OF SUCH SECURITY), TO DEPOSITS AND LIABILITIES OF THE BANK AND IS UNSECURED AND INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK OR ANY OF ITS SUBSIDIARIES.

EACH SUBORDINATED NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF A SUBORDINATED NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER AND MAY BE DISREGARDED BY THE BANK OR ANY OF ITS AGENTS. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SUBORDINATED NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH SUBORDINATED NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SUBORDINATED NOTE.

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REQUIREMENTS OF THE SECURITIES ACT. THIS SUBORDINATED NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER, EXERCISE AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED JUNE 24, 2014, BY AND AMONG CUSTOMERS BANCORP, INC. (THE “COMPANY”) AND THE BANK, AS ISSUERS, AND THE PURCHASERS REFERRED TO THEREIN AND AN ISSUING AND PAYING AGENCY AGREEMENT, DATED JUNE 26, 2014, BY AND AMONG THE COMPANY AND THE BANK, AS ISSUERS, AND U.S. BANK NATIONAL ASSOCIATION, AS ISSUING AND PAYING AGENT. COPIES OF WHICH, IN EACH CASE, ARE ON FILE WITH THE BANK. THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF SECTION 2 OF THE ISSUING AND PAYING AGENCY AGREEMENT.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATED NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Section 6.2 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party: (i) If to the Issuers:

Customers Bancorp, Inc.

1015 Penn Avenue, Suite 103

Wyomissing, Pennsylvania 19610

Attention: Robert E. Wahlman

Fax: (610) 374-5160

Customers Bank

1015 Penn Avenue, Suite 103

Wyomissing, Pennsylvania 19610

Attention: Robert E. Wahlman

Fax: (610) 374-5160

(ii)	If to the Purchasers, as may be specified in the relevant annex hereto.

Section 6.3 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.4 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company, the Bank and the Purchasers; and

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.5 Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 6.6 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 6.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.8 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

Section 6.9 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their Affiliates with respect to the subject matter of this Agreement.

Section 6.11 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 6.13 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 6.14 Taxes. The Purchasers shall be responsible for and shall timely pay all taxes imposed on Purchasers as a result of the acquisition or ownership of the Notes issued hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Customers Bancorp, Inc.

By:
Name: Robert E. Wahlman
Title: Executive Vice President and CFO

Customers Bank

By:
Name: Robert E. Wahlman
Title: Executive Vice President and CFO

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INVESTOR]

By:
Name:
Title:

Annex A

Name of Purchaser	Amount of Company Notes Purchased	Amount of Bank Notes Purchased

Annex B-1

[Form of Company Note]

SENIOR NOTE CERTIFICATE

CUSTOMERS BANCORP, INC.

4.625% Senior Notes Due 2019

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS EFFECTIVELY SUBORDINATED TO SECURED INDEBTEDNESS OF CUSTOMERS BANCORP, INC. (THE “COMPANY”) (TO THE EXTENT OF SUCH SECURITY), IS STRUCTURALLY SUBORDINATED TO DEPOSITS AND LIABILITIES OF CUSTOMERS BANK (THE “BANK”) AND IS UNSECURED AND INELIGIBLE TO SERVE AS COLLATERAL TO SECURE A LOAN FROM THE BANK.

EACH NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF A NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER AND MAY BE DISREGARDED BY THE COMPANY OR ANY OF ITS AGENTS. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REQUIREMENTS OF THE SECURITIES ACT. THIS NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED JUNE 24, 2014, BY AND AMONG THE COMPANY AND THE BANK, AS ISSUERS, AND THE PURCHASERS REFERRED TO THEREIN AND AN ISSUING AND PAYING AGENCY AGREEMENT, DATED JUNE 26, 2014 (THE “ISSUING AND PAYING AGENCY AGREEMENT”), BY AND BETWEEN THE COMPANY, THE BANK AND U.S. BANK NATIONAL ASSOCIATION, AS ISSUING AND PAYING AGENT, COPIES OF WHICH, IN EACH CASE, ARE ON FILE WITH THE COMPANY. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF SECTION 2 OF THE ISSUING AND PAYING AGENCY AGREEMENT.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATED NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) PURSUANT TO AND IN ACCORDANCE WITH THE ISSUING AND PAYING AGENCY AGREEMENT, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

2

Registered No. 1	Principal Amount:	$25,000,000

	CUSIP:	23204GAA8

CUSTOMERS BANCORP, INC.

4.625% Senior Notes Due 2019

1. Payment.

(a) CUSTOMERS BANCORP, INC., a company incorporated under the laws of the Commonwealth of Pennsylvania (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, as nominee of DTC, the principal sum of Twenty-Five Million Dollars ($25,000,000) on June 26, 2019 (the “Maturity Date”) and to pay interest thereon at the rate of 4.625% per year (computed on the basis of a 360-day year of twelve 30-day months) from and including June 26, 2014 to the Maturity Date or any early redemption date (the “Interest Payment Dates”); payable semi-annually in arrears, on June 26 and December 26 of each year. The first Interest Payment Date shall be December 26, 2014.

(b) If any Interest Payment Date or the Maturity Date is not a Business Day, then the payment will be made on the next succeeding Business Day and no interest will accrue as a result of such postponement. A “Business Day” means any day other than a Saturday, Sunday, federal holiday or day on which banks in the State of New York are authorized or obligated by law or executive order to close.

2. Senior Notes, Noteholders. This Senior Note is a duly authorized issue of notes of the Issuer designated as 4.625% Senior Notes Due 2019 (herein called the “Senior Notes” or the “Notes”) issued under the Issuing and Paying Agency Agreement, dated as of June 26, 2014 (the “Issuing and Paying Agency Agreement”), among Customers Bank, the Issuer and U.S. Bank National Association, as Issuing and Paying Agent (herein called the “Issuing and Paying Agent,” which term includes any successor issuing and paying agent under the Issuing and Paying Agency Agreement) and reference is hereby made to the Issuing and Paying Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer and the Issuing and Paying Agent and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered. The holder in whose name any Senior Notes are registered on the Security Register (as defined herein) is referred to as a “Noteholder,” and such holders collectively are referred to as the “Noteholders.”

3. Optional Redemption. The Issuer may, at its option, redeem some or all of the Senior Notes at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Senior Notes to be redeemed or (2) as determined by the Quotation Agent (defined below), the sum of the present value of the remaining scheduled payments of principal on the Senior Notes, together with the present value of all remaining and scheduled semi-annual interest payments on the Senior Notes, in each case discounted to the early redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 45 basis points (0.45%) (the “Make-Whole Redemption Price”), together in each case with accrued interest payments to the early redemption date. For purposes of determining the Make-Whole Redemption Price, the following definitions apply:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

3

“Comparable Treasury Price” means with respect to any early redemption date (1) the average of three Reference Treasury Dealer Quotations for the early redemption date, after excluding the highest and the lowest of five Reference Treasury Dealer Quotations, or (2) if fewer than five Reference Treasury Dealer Quotations are obtained, the average of all Reference Treasury Dealer Quotations.

“Quotation Agent” means a Reference Treasury Dealer appointed by U.S. Bancorp Investments, Inc.

“Reference Treasury Dealer” means a primary independent United States government securities dealer.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any early redemption date, the average, as determined by the Quotation Agent, of bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third (3rd) Business Day preceding the early redemption date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent or interpolated (on a daycount basis) yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that early redemption date.

The Issuer will notify Noteholders of the Senior Notes to be redeemed at least 30 but not more than 60 days before the scheduled redemption (which notice may be conditional). If the Issuer is redeeming less than all the Senior Notes, the Issuing and Paying Agent under the Issuing and Paying Agency Agreement must select the Senior Notes to be redeemed by lot or by such other method as the Issuing and Paying Agent deems fair and appropriate, subject to the rules and procedures of DTC.

On and after any early redemption date, interest will cease to accrue on the Senior Notes called for redemption. On or prior to any early redemption date, the Issuer is required to deposit with the Issuing and Paying Agent money sufficient to pay the redemption price of and accrued interest on the Senior Notes to be redeemed on such date.

4

4. Consolidation, Merger and Sale of Assets. The Issuer shall not consolidate with or merge into another person or entity, or convey or transfer its properties and assets substantially as an entirety to any person or entity, unless:

(a) the person or entity formed by such consolidation or into which the Issuer is merged or the person or entity which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety is a corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes, by a supplemental agreement, the due and punctual payment of the principal of and any interest on the Senior Notes according to their terms, and the due and punctual performance and observance of all covenants and conditions to be performed by the Issuer contained in this Note and the Issuing and Paying Agency Agreement (as such terms relate to the Notes); and

(b) immediately after giving effect to such transaction, no Event of Default (as defined below), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

Upon any such consolidation or merger, or conveyance or transfer, the successor entity or person formed, or into which the Issuer is merged or to which such conveyance or transfer is made, shall succeed to, and be substituted for, the Issuer under the Issuing and Paying Agency Agreement, and the Issuer shall be released from all of its obligations pursuant thereto.

5. Limitation on Disposition of Stock by the Issuer. The Issuer shall not, directly or indirectly, sell, assign or grant a security interest in or otherwise dispose of any shares of the voting stock of Customers Bank (the “Bank”), or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of voting stock of the Bank, nor will the Issuer permit the issuance of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, voting stock of the Bank.

The foregoing restrictions in this Section 5 are subject to the Issuer’s rights in connection with a consolidation or merger of the Issuer with another person or a conveyance, transfer or lease of all or substantially all of the Issuer’s assets to another person in accordance with Section 4 hereof. In addition, the foregoing restrictions in this Section 5 shall not apply if both (i) such sale, assignment, grant, disposition or issuance is made for fair market value, as determined by the board of directors of the Issuer; and (ii) after giving effect to such sale, assignment, grant, disposition or issuance, the Issuer will own, directly or indirectly, at least 80% of the issued and outstanding voting stock of the Bank or any successor to the Bank.

This foregoing restrictions in this Section 5 also shall not restrict the Issuer from being consolidated with or merged into another domestic banking institution if, after the merger or consolidation, the Issuer, or its successor, owns, directly or indirectly, at least 80% of the voting stock of the resulting bank, free and clear of any security interest. The above covenant shall also not prohibit a pledge made or a lien created (i) to secure loans or other extensions of credit by the Bank subject to Section 23A of the Federal Reserve Act, (ii) on directors’ qualifying shares, (iii) for taxes, assessments or other governmental charges or levies (a) which are not yet due or are payable without penalty, (b) which the Issuer is contesting in good faith by appropriate proceedings so long as it has set aside on its books such reserves as shall be required in conformity with applicable generally accepted accounting principles or (c) which secures obligations of less than $7.5 million in amount, or (iv) in respect of any judgment if that

5

judgment (a) is discharged or stayed on appeal or otherwise within 60 days, (b) is being contested in good faith by appropriate proceedings so long as the Issuer has set aside on its books such reserves as shall be required in respect thereof in conformity with applicable generally accepted accounting principles or (c) involves claims of less than $25 million.

The foregoing restrictions in this Section 5 also shall not prohibit sales, assignments, pledges, transfers or other dispositions or issuances that are made (i) to a direct or indirect wholly-owned (except for directors’ qualifying shares) subsidiary of the Issuer, (ii) in compliance with an order of a court or regulatory authority of competent jurisdiction, (iii) in compliance with a condition imposed by or an undertaking made to any such court or regulatory authority in connection with an acquisition by the Issuer, directly or indirectly, of any other person, (iv) if required by law for the qualification of directors, or (v) by the Issuer or any of its subsidiaries acting in a fiduciary capacity for any other person or entity other than the Issuer or any of its subsidiaries or (vi) (in the case of sales, assignments, transfers, dispositions or issuances) to the stockholders of the Bank at any price if, after that sale, the Issuer owns directly or indirectly not less than the percentage of voting stock of the Bank that the Issuer owned prior to such sale.

As used in this Section 5, “voting stock” means a class of stock having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees irrespective of the happening of a contingency.

6. Events of Default; Acceleration. If any of the following events shall occur and be continuing (each an “Event of Default”):

(a)	default in the payment of interest on the Senior Notes and continuance of that default for 30 days;

(b)	default in the payment of the principal of, or premium, if any, on, the Senior Notes when due and payable, whether at their Maturity Date or by acceleration, call for redemption or otherwise;

(c)	failure by the Issuer for 90 days after notice by the Noteholders to perform any of the other covenants or agreements in the Senior Notes and the Issuing and Paying Agency Agreement;

(d)	an event of default, as defined in any bond, note, debenture or other evidence of indebtedness for borrowed money of the Issuer or under any mortgage, indenture, trust agreement or other instrument securing, evidencing or providing for any indebtedness for borrowed money of the Issuer as a result of which indebtedness for borrowed money of the Issuer in excess of $25 million in aggregate principal amount shall be or become accelerated so as to be due and payable prior to the date on which the same would otherwise become due and payable and such acceleration shall not have been annulled or rescinded within 30 days of the notice of such acceleration to the Issuer;

(e)	the Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any bankruptcy, liquidation, insolvency or similar proceeding; or

6

(f)	a court or other governmental agency or body having jurisdiction shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any bankruptcy, receivership, liquidation, insolvency or similar proceeding with respect to the Issuer and such decree or order shall have remained in force for 30 days.

In each such case, unless the principal of the Senior Notes already shall have become due and payable, the holders of 100% of the aggregate principal amount of the Senior Notes, by notice in writing to the Issuer, may declare the principal amount of the Senior Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

7. Payment Procedures. Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Noteholder, upon presentation and surrender of this Note at the office of the Issuer or at such other place or places as the Issuer shall designate by notice to the Noteholders, provided that this Note is presented to the Issuer in time for the Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date or upon early redemption) shall be made by wire transfer in immediately available funds or check mailed to the person entitled thereto, as such person’s address appears on the Security Register maintained by the Issuing and Paying Agent as of the applicable Regular Record Date or to such other address in the United States as any Noteholder shall designate to the Issuing and Paying Agent in writing not later than the relevant Regular Record Date. Interest payable on any Interest Payment Date shall be payable to the holder in whose name this Note is registered at the close of business on the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date (such date being referred to herein as the “Regular Record Date”), except that interest not punctually paid may be paid to the Noteholder in whose name this Note is registered at the close of business on a Special Record Date fixed by the Issuer (a “Special Record Date”), notice of which shall be given to the holder not less than 15 calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal of or interest on this Note not paid when due. All payments on this Note shall be applied first to accrued interest and then the balance, if any, to principal.

9. Form of Payment, Maintenance of Payment Office. Payments of principal of and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Senior Notes shall have been surrendered or delivered to the Issuer or the Issuing and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Senior Notes shall have been either paid or reserved for payment by the Issuer as provided herein, the Issuer shall at all times maintain an office or agency in the State of New York where Senior Notes may be presented or surrendered for payment.

7

10. Registration of Transfer, Security Register. Except as otherwise provided herein, this Note is transferable in whole and not in part, and may be exchanged for a like aggregate principal amount of Senior Notes of other authorized denominations, by the Noteholder in person, or by his attorney duly authorized in writing, at the office of the Issuing and Paying Agent. The Issuing and Paying Agent shall maintain a register providing for the registration of ownership of the Senior Notes and any exchange or transfer thereof (the “Security Register”). Upon presentation of this Note for exchange or registration of transfer, the Issuer shall execute, authenticate and deliver in exchange therefor a Note or Notes of like tenor and terms, each in a denomination of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and, in the absence of an opinion of counsel satisfactory to the Issuer to the contrary, bearing the restrictive legends set forth on the face of this Note and that is or are registered in such name or names requested by the Noteholder. Any Note presented for registration of transfer or for exchange shall be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Issuer, and shall be accompanied by such evidence of due authorization and guarantee of signature as may reasonably be required by the Issuer in form satisfactory to the Issuer, duly executed by the Noteholder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Note is to be issued, and accompanied by evidence of compliance with any restrictive legends appearing on such Note or Notes as the Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Maturity Date. This Note is subject to the restrictions on transfer of a subscription agreement between the Issuer of this Note and the purchasers referred to therein, a copy of which is on file with the Issuer. The Note may not be sold or otherwise transferred except in compliance with said agreement.

11. Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuing and Paying Agent or the Issuer may require payment of a sum sufficient to cover any stamp or other tax or governmental charge payable in connection therewith (other than exchanges pursuant to the Issuing and Paying Agency Agreement not involving any transfer) or presentation of evidence that such tax or charge has been paid.

12. Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer may deem and treat the Noteholder as the absolute owner of this Note for the purpose of receiving payment of principal of and premium, if any, and interest on this Note and for all other purposes whatsoever.

13. Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at Customers Bancorp, Inc., 1015 Penn Avenue, Suite 103, Wyomissing, Pennsylvania 19610, Attention: Robert E. Wahlman, or to such other address as the Issuer may provide by notice to the Noteholder. All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Security Register. For so long as the Notes are represented by Global Notes, any notices to Noteholders will be delivered to DTC as the sole Noteholder in accordance with its applicable policies as in effect from time to time.

14. Denominations. The Senior Notes are issuable only as registered Notes without interest coupons in denominations of $1,000 or any amount in excess thereof which is a whole multiple of $1,000.

8

15. Modification and Amendment.

(a) Without the consent of any Noteholders, the Issuer and the Issuing and Paying Agent may enter into one or more modifications of the Issuing and Paying Agency Agreement or the Senior Notes, in form reasonably satisfactory to the Issuing and Paying Agent, to (i) evidence the succession of another entity to the Issuer and the assumption by any such successor of the obligations of the Issuer contained in the Issuing and Paying Agency Agreement and in the Senior Notes, (ii) change or eliminate any of the provisions of the Issuing and Paying Agency Agreement relating to the Senior Notes, provided that any such change or elimination shall become effective only when there is no outstanding Senior Note created prior to the execution of such amendment or modification which is entitled to the benefit of such provisions, (iii) establish other forms or terms of Senior Notes as permitted in the Issuing and Paying Agency Agreement, (iv) evidence and provide for the acceptance of appointment under the Issuing and Paying Agency Agreement by a successor Issuing and Paying Agent with respect to the Senior Notes, (v) cure any ambiguity, correct or supplement any provisions in the Issuing and Paying Agency Agreement relating to the Senior Notes or in this Note which may be inconsistent with any other provisions herein or in the Issuing and Paying Agency Agreement (as it relates to the Senior Notes), or make any other provisions with respect to matters or questions arising herein or in the Issuing and Paying Agency Agreement (as it relates to the Senior Notes); provided that such action shall not adversely affect the interests of any Noteholder in any material respect as determined in good faith by the board of directors of the Issuer, (vi) modify the restrictions on and procedures for resales and other transfers of the Senior Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or other transfer of restricted securities generally, or (vii) modify, eliminate or add to the provisions of the Issuing and Paying Agency Agreement (as it relates to the Senior Notes) to such extent as shall be necessary to qualify the Issuing and Paying Agency Agreement (including any supplemental agreement thereto) under the Trust Indenture Act of 1939, as amended, or under such similar statute hereafter enacted.

(b) With the consent of the Noteholders of a majority in aggregate principal amount of the outstanding Senior Notes affected thereby, the Issuer and the Issuing and Paying Agent may enter into one or more agreements supplemental to the Issuing and Paying Agency Agreement (as it relates to the Senior Notes) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Issuing and Paying Agency Agreement (as it relates to the Senior Notes) or of modifying in any manner the rights of the Noteholders under the Issuing and Paying Agency Agreement; provided, however, that no such supplemental agreement shall, without the consent of each Noteholder affected thereby: (i) change the stated maturity date of the principal (or any installment of principal) of any Note, (ii) change any Interest Payment Date on which interest on any Note is to be paid, (iii) reduce the principal amount of any Note, (iv) reduce the rate of interest on any Note, (v) change the manner of calculation of interest on any Note, (vi) change any of the redemption provisions of any Note, (vii) change any place of payment for any Note, (viii) change the currency in which the principal of, or premium, if any, or interest on, any Note is payable, (ix) impair the right to institute suit for the enforcement of any required payment in respect of any Note on or after the stated maturity thereof, or (x) reduce the percentage of the aggregate principal amount of the outstanding Notes, the consent of whose Noteholders is required for the modification and amendment of the Issuing and Paying Agency Agreement (as it relates to the Senior Notes) and the Senior Notes.

9

16. Absolute and Unconditional Obligation of the Issuer. No provisions of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

17. Waiver and Consent. (a) Any consent or waiver given by the Noteholder shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

(b) No delay or omission of the Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(c) Any insured depository institution which shall be a Noteholder or which otherwise shall have any beneficial ownership interest in any Note shall, by its acceptance of such Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

18. Further Issues. The Issuer may, from time to time, without the consent of any of the Noteholders, create and issue additional notes having the same terms and conditions of the Senior Notes in all respects (except for the issue date, issue price and initial Interest Payment Date) so that such additional notes would form a single series with the Senior Notes and rank equally and ratably with the Senior Notes or would form a new series. No additional Senior Notes may be issued if any Event of Default has occurred and is continuing with respect to the Senior Notes.

19. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

20. Satisfaction and Discharge. The Issuing and Paying Agency Agreement (as it relates to the Senior Notes) and this Note will cease to be of further effect when:

(a) either (A) all Notes heretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in the Issuing and Paying Agency Agreement and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in the Issuing and Paying Agency Agreement) have been delivered to the Issuer for cancellation; or (B) all Notes not theretofore delivered to the Issuer for cancellation (i) have become due and payable, or (ii) will become due and payable at their stated maturity within one year, or (iii) are to be called for redemption within one year in accordance with the terms of the Issuing and Paying Agency Agreement and the Notes and, in the case of (B) (i), (ii) or (iii) above, the Issuer has irrevocably paid to the Noteholders funds in an amount in the currency in which the Notes are payable, sufficient to pay and discharge the

10

entire indebtedness on the Notes not theretofore delivered to the Issuer for cancellation, for principal (and premium, if any) and interest with respect thereto, to the date of such payment (in the case of Notes that have become due and payable) or the stated maturity or redemption date, as the case may be;

(b) the Issuer has paid or caused to be paid all or other sums payable under the Issuing and Paying Agency Agreement (as it relates to the Notes) and the Notes; and

(c) the Issuer has delivered to each Noteholder an officer’s certificate stating that all conditions precedent described above relating to the satisfaction and discharge of the Issuing and Paying Agency Agreement (as it relates to the Notes) and the Notes have been complied with.

[Signature Page Follows]

11

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and attested.

CUSTOMERS BANCORP, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:

Dated: June 26, 2014

[Note Signature Page]

12

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Issuing and Paying Agency Agreement

U.S. BANK NATIONAL ASSOCIATION as Issuing and Paying Agent

By
Authorized Signature

13

Annex B-2

[Form of Bank Note]

SUBORDINATED NOTE CERTIFICATE

CUSTOMERS BANK

Fixed-to-Floating Rate Subordinated Notes Due 2029

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF CUSTOMERS BANK (THE “BANK”) TO ITS GENERAL AND SECURED CREDITORS (TO THE EXTENT OF SUCH SECURITY), TO DEPOSITS AND LIABILITIES OF THE BANK (OTHER THAN EXISTING SUBORDINATED DEBT) AND IS UNSECURED AND INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK OR ANY OF ITS SUBSIDIARIES.

EACH SUBORDINATED NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF A SUBORDINATED NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER AND MAY BE DISREGARDED BY THE BANK OR ANY OF ITS AGENTS. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SUBORDINATED NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH SUBORDINATED NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SUBORDINATED NOTE.

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REQUIREMENTS OF THE SECURITIES ACT. THIS SUBORDINATED NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED JUNE 24, 2014, BY AND AMONG CUSTOMERS BANCORP, INC. (THE “COMPANY”) AND THE BANK, AS ISSUERS, AND THE PURCHASERS REFERRED TO THEREIN AND AN ISSUING AND PAYING AGENCY AGREEMENT, DATED JUNE 26, 2014 (THE “ISSUING AND PAYING AGENCY AGREEMENT”), BY AND AMONG THE COMPANY AND THE BANK, AS ISSUERS, AND U.S. BANK NATIONAL ASSOCIATION, AS ISSUING AND PAYING AGENT, COPIES OF WHICH, IN EACH CASE, ARE ON FILE WITH THE ISSUER. THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF SECTION 2 OF THE ISSUING AND PAYING AGENCY AGREEMENT.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATED NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) PURSUANT TO AND IN ACCORDANCE WITH THE ISSUING AND PAYING AGENCY AGREEMENT, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Registered No. 1	Principal Amount:	$110,000,000

	CUSIP:	23204HBM9

CUSTOMERS BANK

Fixed-to-Floating Rate Subordinated Notes Due 2029

1. Payment.

(a) CUSTOMERS BANK, a company incorporated under the laws of the Commonwealth of Pennsylvania (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, as nominee of DTC, the principal sum of One Hundred Ten Million Dollars (U.S.) ($110,000,000) on June 26, 2029 (the “Maturity Date”) and to pay interest thereon (i) at the rate of 6.125% per year (computed on the basis of a 360-day year of twelve 30-day months) from and including June 26, 2014 to but excluding June 26, 2024 or any early redemption date (the “Fixed Rate Interest Period”), payable during the Fixed Rate Interest Period semi-annually in arrears, on June 26 and December 26 of each year (each, a “Fixed Interest Payment Date”), and (ii) at the rate per annum equal to the three-month LIBOR rate plus 344.3 basis points (3.443%) (computed on the basis of a 360-day year based on the number of days actually elapsed) from and including June 26, 2024 to the Maturity Date or any early redemption date (the “Floating Rate Interest Period”), payable quarterly in arrears on each March 26, June 26, September 26 and December 26 (each, a “Floating Interest Payment Date” and together with each Fixed Interest Payment Date, the “Interest Payment Dates”). The first Interest Payment Date shall be December 26, 2014.

(b) If any Interest Payment Date or the Maturity Date is not a Business Day, then the payment will be made on the next succeeding Business Day and no interest will accrue as a result of such postponement. A “Business Day” means any day other than a Saturday, Sunday, federal holiday or day on which banks in the State of New York are authorized or obligated by law or executive order to close.

(c) For purposes hereof:

(i) “Determination Date” with respect to an Interest Period will be the second London Banking Day preceding the first day of such Interest Period.

(ii) “Interest Period” means the period commencing on and including an interest payment date and ending on and including the day immediately preceding the next succeeding Interest Payment Date.

(iii) “LIBOR” with respect to an Interest Period, will be the ICE Benchmark Administration London Interbank Offered Rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on the appropriate page of the Reuters Screen as of 11:00 a.m., London time, on the Determination Date. If such screen does not include such a rate or is unavailable on a Determination Date, the Issuing and Paying Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Issuing and Paying Agent, to provide such bank’s offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, the rate for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Issuing and Paying Agent will request each of three major banks in New York City, as selected by the Issuing and Paying Agent, to provide such bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in U.S. dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, the rate for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the rate for the Interest Period will be the rate in effect with respect to the immediately preceding Interest Period.

(iv) “London Banking Day” is any day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

(v) “Representative Amount” means a principal amount of not less than $1,000,000 for a single transaction in the relevant market at the relevant time.

2. Subordinated Notes, Noteholders. This Subordinated Note is a duly authorized issue of notes of the Issuer designated as Fixed-to-Floating Rate Subordinated Notes Due 2029 (herein called the “Subordinated Notes” or the “Notes”) issued under the Issuing and Paying Agency Agreement, dated as of June 26, 2014 (the “Issuing and Paying Agency Agreement”), among Customers Bancorp, Inc., the Issuer and U.S. Bank National Association, as Issuing and Paying Agent (herein called the “Issuing and Paying Agent,” which term includes any successor issuing and paying agent under the Issuing and Paying Agency Agreement) and reference is hereby made to the Issuing and Paying Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer and the Issuing and Paying Agent and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered. The holder in whose name any Subordinated Notes are registered on the Security Register (as defined herein) is referred to as a “Noteholder,” and such holders collectively are referred to as the “Noteholders.”

3. Optional Redemption. The Issuer may, at its option, beginning with the Interest Payment Date of June 26, 2024 and on any scheduled Interest Payment Date thereafter (or at any time on or after the 30th day prior to the Maturity Date), redeem the Subordinated Notes in whole or in part at a redemption price equal to 100% of the principal amount of the redeemed Subordinated Notes, plus accrued and unpaid interest to the date of the redemption. The option of redemption is subject to the approval of the Federal Reserve Board (the “Federal Reserve”).

The Issuer will notify Noteholders of the Subordinated Notes to be redeemed at least 30 but not more than 60 days before the scheduled redemption (which notice may be conditional). If the Issuer is redeeming less than all the Subordinated Notes, the Issuing and Paying Agent under the Issuing and Paying Agency Agreement must select the Subordinated Notes to be redeemed by lot or by such other method as the Issuing and Paying Agent deems fair and appropriate, subject to the rules and procedures of DTC.

Additionally, any time the Subordinated Notes remain outstanding, to the extent the Issuer makes a reasonable determination (as evidenced by an officers’ certificate delivered to the Issuing and Paying Agent) that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Subordinated Notes, it is reasonably likely that the Subordinated Notes will not be entitled to treatment as “Tier 2” capital (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable, the Issuer may, at its option, redeem the Subordinated Notes in whole or in part on not fewer than 30 nor greater than 60 days’ prior notice mailed to the holders of the Subordinated Notes, subject to the Federal Reserve’s approval, to the extent required. In the event of any such redemption, the redemption price shall be 102% of the aggregate principal amount of the Subordinated Notes being redeemed (plus accrued and unpaid interest through the early redemption date).

On and after any early redemption date, interest will cease to accrue on the Subordinated Notes called for redemption. On or prior to any early redemption date, the Issuer is required to deposit with the Issuing and Paying Agent money sufficient to pay the redemption price of and accrued interest on the notes to be redeemed on such date.

4. Subordination. The indebtedness of the Issuer evidenced by the Subordinated Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness (as defined below) of the Issuer, and that such subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. Upon any payment or distribution of assets to creditors in case of the Issuer’s liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or any bankruptcy, insolvency, or similar proceedings, all holders of Senior Indebtedness will be entitled to receive payment in full of all amounts due to such holders pursuant to the terms of such Senior Indebtedness before the Noteholders will be entitled to receive any payment of principal or interest on their Subordinated Notes. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Noteholders, together with the holders of any obligations of the Issuer ranking equally in right of payment with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Issuer, the unpaid principal thereof, and the unpaid interest thereon, before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking subordinate or junior to the Subordinated Notes. In addition, no payment on account of principal or interest on the Subordinated Notes will be made by the Issuer if, at the time of such payment or immediately after giving effect thereto, there shall have occurred an event of default with respect to any of the Issuer’s Senior Indebtedness, permitting the holders thereof (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, or an event that, with the giving of notice or the passage of time or both, would constitute such event of default, and such event of default shall not have been cured or waived.

“Senior Indebtedness” means the principal of (and premium, if any) and interest, if any, on:

(a) the Issuer’s obligations for money borrowed (including deposits);

(b) indebtedness of the Issuer evidenced by bonds, debentures, notes or similar instruments;

(c) similar obligations of the Issuer arising from off-balance sheet guarantees and direct credit substitutes;

(d) reimbursement obligations of the Issuer with respect to letters of credit, bankers’ acceptances or similar facilities;

(e) obligations of the Issuer issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

(f) capital lease obligations of the Issuer;

(g) obligations of the Issuer associated with derivative products including but not limited to securities contracts, foreign currency exchange contracts, swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and similar financial instruments;

(h) a deferred obligation of, or any such obligation, directly or indirectly guaranteed by, the Issuer which obligation is incurred in connection with the acquisition of any business, properties or assets not evidenced by a note or similar instrument given in connection therewith; and

(i) debt of others described in the preceding clauses that the Issuer has guaranteed or for which the Issuer is otherwise liable, unless, in any case in the instrument creating or evidencing any such indebtedness or obligation, or pursuant to which the same is outstanding, it is provided that such indebtedness or obligation is not superior in right of payment to the Subordinated Notes or to other debt that is pari passu with or subordinate to the Subordinated Notes.

Each Noteholder by accepting a Note authorizes and directs the Issuing and Paying Agent on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Noteholders and the holders of Senior Indebtedness of the Issuer as provided in this Section 4 and appoints the Issuing and Paying Agent as attorney-in-fact for any and all such purposes.

Nothing herein shall impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms.

Each Noteholder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Issuer, whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Issuer may, at any time and from time to time, without the consent of or notice to the Issuing and Paying Agent or the Noteholders, without incurring responsibility to the Issuing and Paying Agent or the Noteholders and without impairing or releasing the subordination provided in this Section 4 or the obligations hereunder of the Noteholders to the holders of the Senior Indebtedness of the Issuer, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of the Issuer, or otherwise amend or supplement in any manner Senior Indebtedness of the Issuer, or any instrument evidencing the same or any agreement under which Senior Indebtedness of the Issuer is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of the Issuer; (iii) release any Person liable in any manner for the payment or collection of Senior Indebtedness of the Issuer; and (iv) exercise or refrain from exercising any rights against the Issuer and any other Person.

5. Consolidation, Merger and Sale of Assets. The Issuer shall not consolidate with or merge into another person or entity, or convey or transfer its properties and assets substantially as an entirety to any person or entity, unless:

(a) the person or entity formed by such consolidation or into which the Issuer is merged or the person or entity which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety is a corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes, by a supplemental agreement, the due and punctual payment of the principal of and any interest on the Subordinated Notes according to their terms, and the due and punctual performance and observance of all covenants and conditions to be performed by the Issuer contained in this Note and the Issuing and Paying Agency Agreement; and

(b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

Upon any such consolidation or merger, or conveyance or transfer, the successor entity or person formed, or into which the Issuer is merged or to which such conveyance or transfer is made, shall succeed to, and be substituted for, the Issuer under the Issuing and Paying Agency Agreement, and the Issuer shall be released from all of its obligations pursuant thereto.

6. Events of Default; Acceleration. If any of the following events shall occur and be continuing (each an “Event of Default”):

(a) the Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any bankruptcy, liquidation, insolvency or similar proceeding with respect to the Issuer; or

(b) a court or other governmental agency or body having jurisdiction shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any bankruptcy, receivership, liquidation, insolvency or similar proceeding with respect to the Issuer and such decree or order shall have remained in force for 30 days;

then, and in each such case, unless the principal of this Note already shall have become due and payable, the holders of 100% of the outstanding principal amount of the Subordinated Notes, by notice in writing to the Issuer, may declare the principal amount of this Note to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

7. Failure to Make Payment. In the event of failure by the Issuer to make any required payment of principal or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for 30 calendar days), the Noteholders may (if such principal or interest remains unpaid following delivery by such Noteholders of notice to the Issuer) institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law.

8. Payment Procedures. Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Noteholder, upon presentation and surrender of this Note at the office of the Issuer or at such other place or places as the Issuer shall designate by notice to the Noteholders, provided that this Note is presented to the Issuer in time for the Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date or upon early redemption) shall be made by wire transfer in immediately available funds or check mailed to the person entitled thereto, as such person’s address appears on the Security Register maintained by the Issuing and Paying Agent as of the applicable Regular Record Date or to such other address in the United States as any Noteholder shall designate to the Issuing and Paying Agent in writing not later than the relevant Regular Record Date. Interest payable on any Interest Payment Date shall be payable to the holder in whose name this Note is registered at the close of business on the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date (such date being referred to herein as the “Regular Record Date”), except that interest not punctually paid may be paid to the Noteholder in whose name this Note is registered at the close of business on a Special Record Date fixed by the Issuer (a “Special Record Date”), notice of which shall be given to the holder not less than 15 calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal of or interest on this Note not paid when due. All payments on this Note shall be applied first to accrued interest and then the balance, if any, to principal.

9. Form of Payment, Maintenance of Payment Office. Payments of principal of and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Issuer or the Issuing and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Subordinated Notes shall have been either paid or reserved for payment by the Issuer as provided herein, the Issuer shall at all times maintain an office or agency in the State of New York where Subordinated Notes may be presented or surrendered for payment.

10. Registration of Transfer, Security Register. Except as otherwise provided herein, this Note is transferable in whole and not in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Noteholder in person, or by his attorney duly authorized in writing, at the office of the Issuing and Paying Agent. The Issuing and Paying Agent shall maintain a register providing for the registration of ownership of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon presentation of this Note for exchange or registration of transfer, the Issuer shall execute, authenticate and deliver in exchange therefor a Note or Notes of like tenor and terms, each in a denomination of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and, in the absence of an opinion of counsel satisfactory to the Issuer to the contrary, bearing the restrictive legends set forth on the face of this Note and that is or are registered in such name or names requested by the Noteholder. Any Note presented for registration of transfer or for exchange shall be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Issuer, and shall be accompanied by such evidence of due authorization and guarantee of signature as may reasonably be required by the Issuer in form satisfactory to the Issuer, duly executed by the Noteholder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Note is to be issued, and accompanied by evidence of compliance with any restrictive legends appearing on such Note or Notes as the Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Maturity Date. This Note is subject to the restrictions on transfer of a subscription agreement between the Issuer of this Note and the purchasers referred to therein, a copy of which is on file with the Issuer. The Note may not be sold or otherwise transferred except in compliance with said agreement.

11. Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuing and Paying Agent or the Issuer may require payment of a sum sufficient to cover any stamp or other tax or governmental charge payable in connection therewith (other than exchanges pursuant to the Issuing and Paying Agency Agreement not involving any transfer) or presentation of evidence that such tax or charge has been paid.

12. Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer may deem and treat the Noteholder as the absolute owner of this Note for the purpose of receiving payment of principal of and premium, if any, and interest on this Note and for all other purposes whatsoever.

13. Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at Customers Bank, 1015 Penn Avenue, Suite 103, Wyomissing, Pennsylvania 19610, Attention: Robert E. Wahlman, or to such other address as the Issuer may provide by notice to the Noteholder. All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Security Register. For so long as the Notes are represented by Global Notes, any notices to Noteholders will be delivered to DTC as the sole Noteholder in accordance with its applicable policies as in effect from time to time.

14. Denominations. The Subordinated Notes are issuable only as registered Notes without interest coupons in denominations of $1,000 or any amount in excess thereof which is a whole multiple of $1,000.

15. Modification and Amendment.

(a) Without the consent of any Noteholders, the Issuer and the Issuing and Paying Agent may enter into one or more modifications of the Issuing and Paying Agency Agreement or the Subordinated Notes, in form reasonably satisfactory to the Issuing and Paying Agent, to (i) evidence the succession of another entity to the Issuer and the assumption by any such successor of the obligations of the Issuer contained in the Issuing and Paying Agency Agreement and in the Subordinated Notes, (ii) change or eliminate any of the provisions of the Issuing and Paying Agency Agreement relating to the Subordinated Notes, provided that any such change or elimination shall become effective only when there is no outstanding Subordinated Note created prior to the execution of such amendment or modification which is entitled to the benefit of such provisions, (iii) establish other forms or terms of Subordinated Notes as permitted in the Issuing and Paying Agency Agreement, (iv) evidence and provide for the acceptance of appointment under the Issuing and Paying Agency Agreement by a successor Issuing and Paying Agent with respect to the Subordinated Notes, (v) cure any ambiguity, correct or supplement any provisions in the Issuing and Paying Agency Agreement or in this Note which may be inconsistent with any other provisions herein or in the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes), or make any other provisions with respect to matters or questions arising herein or in the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes); provided that such action shall not adversely affect the interests of any Noteholder in any material respect as determined in good faith by the board of directors of the Issuer, (vi) modify the restrictions on and procedures for resales and other transfers of the Subordinated Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or other transfer of restricted securities generally, or (vii) modify, eliminate or add to the provisions of the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes) to such extent as shall be necessary to qualify the Issuing and Paying Agency Agreement (including any supplemental agreement thereto) under the Trust Indenture Act of 1939, as amended, or under such similar statute hereafter enacted.

(b) With the consent of the Noteholders of a majority in aggregate principal amount of the outstanding Subordinated Notes affected thereby, the Issuer and the Issuing and Paying Agent may enter into one or more agreements supplemental to the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes) or of modifying in any manner the rights of the Noteholders under the Issuing and Paying Agency Agreement; provided, however, that no such supplemental agreement shall, without the consent of each Noteholder affected thereby: (i) change the stated maturity date of the principal (or any installment of principal) of any Note, (ii) change any Interest Payment Date on which interest on any Note is to be paid, (iii) reduce the principal amount of any Note, (iv) reduce the rate of interest on any Note, (v) change the manner of calculation of interest on any Note, (vi) change any of the redemption provisions of any Note, (vii) change any place of payment for any Note, (viii) change the currency in which the principal of, or premium, if any, or interest on, any Note is payable, (ix) impair the right to institute suit for the enforcement of any required payment in respect of any Note on or after the stated maturity thereof, or (x) reduce the percentage of the aggregate principal amount of the outstanding Notes, the consent of whose Noteholders is required for the modification and amendment of the Issuing and Paying Agency Agreement (as it relates to the Subordinated Notes) and the Subordinated Notes.

16. Absolute and Unconditional Obligation of the Issuer. No provisions of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

17. Waiver and Consent. (a) Any consent or waiver given by the Noteholder shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

(b) No delay or omission of the Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(c) Any insured depository institution which shall be a Noteholder or which otherwise shall have any beneficial ownership interest in any Note shall, by its acceptance of such Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

18. Further Issues. The Issuer may, from time to time, without the consent of any of the Noteholders, create and issue additional notes having the same terms and conditions of the Subordinated Notes in all respects (except for the issue date, issue price and initial Interest Payment Date) so that such additional notes would form a single series with the Subordinated Notes and rank equally and ratably with the Subordinated Notes or would form a new series. No additional Subordinated Notes may be issued if any Event of Default has occurred and is continuing with respect to the Subordinated Notes.

19. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

20. Satisfaction and Discharge. The Issuing and Paying Agency Agreement and this Note will cease to be of further effect when:

(a) either (A) all Notes heretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in the Issuing and Paying Agency Agreement and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in the Issuing and Paying Agency Agreement) have been delivered to the Issuer for cancellation; or (B) all Notes not theretofore delivered to the Issuer for cancellation (i) have become due and payable, or (ii) will become due and payable at their stated maturity within one year, or (iii) are to be called for redemption within one year in accordance with the terms of the Issuing and Paying Agency Agreement and the Notes and, in the case of (B) (i), (ii) or (iii) above, the Issuer has irrevocably paid to the Noteholders funds in an amount in the currency in which the Notes are payable, sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Issuer for cancellation, for principal (and premium, if any) and interest with respect thereto, to the date of such payment (in the case of Notes that have become due and payable) or the stated maturity or redemption date, as the case may be;

(b) the Issuer has paid or caused to be paid all or other sums payable under the Issuing and Paying Agency Agreement and the Notes; and

(c) the Issuer has delivered to each Noteholder an officer’s certificate stating that all conditions precedent described above relating to the satisfaction and discharge of the Issuing and Paying Agency Agreement and the Notes have been complied with.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and attested.

CUSTOMERS BANK

By:
Name:
Title:

ATTEST:

Name:
Title:

Dated: June 26, 2014

[Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Issuing and Paying Agency Agreement

U.S. BANK NATIONAL ASSOCIATION as Issuing and Paying Agent

By
Authorized Signature

14